EXHIBIT 10(h)

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                          REGISTRATION RIGHTS AGREEMENT

                             Made as of July , 1996

                                     Between

                            SEVEN SEAS PETROLEUM INC.

                                   as Company

                                       and

             THE OTHER PARTIES LISTED ON THE SIGNATURE PAGES HEREOF

                                 as Participants

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                                 MCMILLAN BINCH

                                    ---------

                             BARRISTERS & SOLICITORS
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                                TABLE OF CONTENTS

SECTION 1 -- DEFINITIONS......................................................2

SECTION 2 -- REQUIRED QUALIFICATIONS..........................................3

SECTION 3 -- PIGGYBACK RIGHTS.................................................5

SECTION 4 -- QUALIFICATION PROCEDURES.........................................6

SECTION 5 -- EXPENSES.........................................................7

SECTION 6 -- INDEMNIFICATION AND CONTRIBUTION.................................8

SECTION 7 -- LISTING ON SECURITIES EXCHANGE...................................9

SECTION 8 -- CERTAIN LIMITATIONS ON QUALIFICATION RIGHTS......................9

SECTION 9 -- SELECTION OF MANAGING UNDERWRITERS..............................10

SECTION 10 -- SUPPLYING INFORMATION..........................................10

SECTION 11 -- CLOSING CERTIFICATE............................................10

SECTION 12 -- ASSIGNMENT.....................................................10

SECTION 13 -- MISCELLANEOUS..................................................10
      13.1  Amendment........................................................10
      13.2  Successors and Assigns...........................................11
      13.3  No Third Party Beneficiaries.....................................11
      13.4  Severability.....................................................11
      13.5  Counterparts.....................................................11
      13.6  Descriptive Headings.............................................11
      13.7  Governing Law....................................................11
      13.8  Notices..........................................................11
      13.9  Further Assurances...............................................11

                                       (i)
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                          REGISTRATION RIGHTS AGREEMENT

This Agreement is made as of July   , 1996, between

                              SEVEN SEAS PETROLEUM INC.
                              "Company"

                              and

                              THE OTHER PARTIES LISTED ON THE SIGNATURE
                              PAGES HEREOF

                              "Participants"

RECITALS

A. The Company has issued to the Participants special warrants and preferred shares convertible into common shares of the Company and the Participants other than Brian Egolf have transferred special warrants to Brian Egolf; and

B. The Participants desire to provide for certain sale rights and prospectus qualification requirements in respect of the Participant Shares;

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1 -- DEFINITIONS

1.1   In this Agreement:

(a) BUSINESS DAY means a day other than Saturday, Sunday or any day on which Banks located in Toronto or in Vancouver are either permitted or required to close.

(b) COMMISSION means the Ontario Securities Commission or such other provincial securities regulatory authority having jurisdiction in the circumstances.

(c) COMMON SHARES means the common shares of the Company.

(d) PARTICIPANTS means the persons other than the Company listed as parties on the signature pages hereof and any Permitted Transferee, but subject to any such person or
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Permitted Transferee ceasing to be a Participant at such time as such person or
Permitted Transferee ceases to own any Common Shares or Warrants.

(e) PARTICIPANT SHARES means, collectively or individually, Common Shares owned by the Participants.

(f) PERMITTED TRANSFEREE means a Person who acquires Participant Shares under
Section 12.1 of this Agreement.

(g) PERSON means an individual, partnership, corporation, association, joint stock company, trust, joint venture, unincorporated organization or governmental entity or any department, agency or political subdivision thereof.

(h) PREFERRED SHARES means the voting convertible preferred shares of the Company.

(i) PROSPECTUS means a prospectus filed with the Commission.

(j) REPORTING ISSUER has the meaning ascribed to such term under the SECURITIES ACT.

(k) REQUIRED QUALIFICATION has the meaning ascribed to such term in Section 2 hereof.

(l) SHAREHOLDERS VOTING SUPPORT AGREEMENT means the agreement made as of the date hereof between the Company, Robert A. Hefner III, Breene M. Kerr, Albert E. Whitehead, George H. Plewes and Timothy T. Stevens with respect to the exercise by those parties other than the Company of the voting rights attached to their shares in the Company.

(m) SECURITIES ACT means the SECURITIES ACT (Ontario), as amended, the regulations thereunder and any related regulation thereto, or any other applicable securities act of any other province of Canada, the regulations thereunder and any related regulation thereto.

(n) WARRANTS means the special warrants issued under the Warrant Indenture and the Preferred Shares.

(o) WARRANT INDENTURE means the special warrant indenture dated as of the date of this Agreement between the Company and Montreal Trust Company of Canada.

SECTION 2 -- REQUIRED QUALIFICATIONS

2.1   If:

      (a) the Company has not obtained on or before September 30, 1996 a final receipt for a Prospectus qualifying the exchange of the Warrants for Common Shares without condition or restriction on the resale of such Common Shares; or
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      (b)   staff of any Commission exercises its discretion to refuse to issue a final receipt for a Prospectus qualifying the exchange of the Warrants for Common Shares without condition or restriction on the resale of such Common Shares,

then a Participant shall have the right, to be exercised in accordance with the terms of this Agreement, to required the Company to use its best efforts to qualify the Participant's Shares for resale to the public under a Prospectus for which a final receipt has been received from the Commission in each province in which the Company is, at the date of such Prospectus, a Reporting Issuer (a "Required Qualification").

2.2 After receipt of a written request from a Participant requesting a Required Qualification, the Company shall promptly notify all other Participants in writing of the receipt of such request and each such Participant may elect (by written notice sent to the Company within 10 Business Days after the date of such holder's receipt of the Company's notice) to have its Participant Shares included in the Required Qualification. Thereupon the Company shall, as expeditiously as is possible, use its best efforts to file a preliminary Prospectus and a final Prospectus and obtain receipts therefor under the Securities Act of each province in which the Company is at the time a Reporting Issuer qualifying all Participant Shares which the Company has been so requested to qualify by Participants for sale, all to the extent required to permit the disposition of the Participant Shares so qualified.

2.3 The rights of Participants under sections 2.1 and 2.2 are subject to the limitations set forth in sections 8.1 and 8.2.

2.4 The Company shall have the opportunity to include in any Required Qualification common shares of the Company, provided, however, that any such shares shall not be included in such Required Qualification unless the Company agrees to use the managing underwriter selected pursuant to Section 9.1 for the distribution of the Participant Shares to be offered in such Required Qualification.

      If the managing underwriter of a Required Qualification shall advise the Company in writing that, in its opinion, the distribution of Participant Shares and other shares requested to be included in such Required Qualification would materially and adversely affect the distribution of such securities at a price deemed acceptable by the holders of a majority of the Participant Shares to be included in such Required Qualification, then the Company will include in such qualification, to the extent of the number of equity securities which the Company is advised can be sold in such offering:

            FIRST, Participant Shares, allocated pro rata on the basis of the number of Participant Shares requested to be registered by Participants, and

            SECOND, other shares allocated in such manner as the Company shall determine.
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      Except as otherwise provided in Section 5.1 all expenses of such qualification shall be borne by the Company.

2.5   A Required Qualification shall not be deemed to have been effected

      (a) unless a final Prospectus with respect thereto has been receipted and the Common Shares have not become subject to a cease-trade order, injunction or other requirement of the Commission or other governmental agency or court for any reason for the shorter of such period as is necessary to distribute the Participant Shares of the holders requiring such Required Qualification and qualified thereunder and 90 days, provided, however, that a Required Qualification which does not receive a final receipt after the Company has filed a Prospectus with respect thereto solely by reason of the refusal to proceed of the holders of Participant Shares shall be deemed to have been effected by the Company, or

      (b) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such qualification are not satisfied, other than by reason of some act or omission by the holders of Participant Shares requiring such Required Qualification.

SECTION 3 -- PIGGYBACK RIGHTS

3.1 If, so long as the Shareholders Voting Support Agreement is in effect, the Company at any time proposes to file on its behalf (it shall be deemed a Company proposal hereunder to file a Prospectus if the shareholders of the Company shall agree at any time to make such a filing) or on behalf of any of its holders of Common Shares other than the Participants (the "demanding security holders") a Prospectus under the Securities Act in order to qualify the sale to the public of Common Shares (a "Public Offering") or the Company proposes to effect any prospectus-exempt sale of any of its securities (a "Private Placement"), it will give written notice to all Participants at least 30 days before the initial filing with the Commission of such Prospectus or immediately upon determining to effect a Private Placement, as the case may be, which notice shall set forth the proposal for disposition of the securities proposed to be sold by the Company. The notice shall offer to include in such Public Offering or Private Placement such Participant Shares or Warrants as such Participants may request subject to
Section 3.2 hereof. Where the Company proposes to file on its behalf only (and not on behalf of any demanding security holders) a prospectus to qualify a Public Offering or proposes to effect a Private Placement and where the managing underwriter of such proposed Public Offering or Private Placement shall advise the Company in writing that, in its opinion, the inclusion of any Participant Shares or Warrants in the Public Offering or Private Placement concurrently with the securities being qualified or offered for sale by the Company would materially and adversely affect the distribution of such securities by the Company at a price deemed acceptable by the Company, then the Company shall not be obliged to give written notice to

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the Participants pursuant to this Section 3.1 and shall not be obliged to include in such Public Offering or Private Placement any Participant Shares or Warrants.

3.2 Each Participant desiring to have its Participant Shares or Warrants qualified or offered for sale under this Section 3 shall advise the Company in writing within 30 days (if a Public Offering) or 15 days (if a Private Placement) after the date of receipt of such offer from the Company, setting forth the amount of Participant Shares or Warrants for which qualification or offering for sale is requested. The Company shall thereupon include in such Public Offering or Private Placement the Participant Shares or Warrants for which qualification or offering for sale is so requested and shall use its best efforts to effect the qualification or offering for sale under the Securities Act of such Participant Shares or Warrants; provided, that no Participant Shares or Warrants will be included in such qualification or offering for sale unless such Participant agrees to use the managing underwriter selected by the Company, and provided further that the Company, without liability to any Participant, may terminate such Public Offering or Private Placement at any time. If the managing underwriter of a proposed Public Offering or Private Placement shall advise the Company in writing that, in its opinion, the distribution of the Participant Shares or Warrants requested to be included in the Public Offering or Private Placement concurrently with the securities being qualified or offered for sale by the Company would materially and adversely affect the distribution of such securities by the Company at a price deemed acceptable by the Company, then all selling security holders (other than the Company, if it is effecting such qualification for securities to be offered by it for its own account) shall reduce the amount of securities each intended to distribute through such offering on a pro rata basis in an aggregate amount recommended by the managing underwriter. For greater certainty, the aggregate amount so recommended may be equal to the entire amount of securities that such selling security holders intended to so distribute. Except as otherwise provided in Section 5.1 all expenses of such qualification shall be borne by the Company.

SECTION 4 -- QUALIFICATION PROCEDURES

4.1 If the Company is required by the provisions hereof to use its best efforts to effect the qualification or offering for sale to the public of any of the Participant Shares or Warrants, the Company will, as expeditiously as possible:

      (a) prepare and file a preliminary Prospectus with respect to such Participant Shares and use its best efforts to cause the Commission to issue a receipt for a final Prospectus as required for the disposition of such Participant Shares by the holders thereof or prepare and complete such other offering document as may be necessary or advisable in order to effect a Private Placement of Participant Shares or Warrants, as the case may be;

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      (b)   prepare and file with the Commission such supplements or amendments to such Prospectus as may be necessary to keep such Prospectus accurate in all material respects and to comply with the provisions of the Securities Act with respect to the sale of all Participant Shares covered by such Prospectus until such time as all such Participant Shares have been disposed of in a public offering;

      (c) furnish to such selling Participants such number of copies of a Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents (including any other offering documents), as such selling Participants may reasonably request;

      (d) use its best efforts to qualify the Participant Shares covered by such Prospectus under such other securities laws of such jurisdictions within Canada where the Company is a Reporting Issuer on the date of the request as each Participant shall reasonably request and do such other reasonable acts and things as may be required of it to enable such Participant to consummate the disposition in such jurisdiction of the Participant Shares covered by such Prospectus;

      (e) furnish, at the request of any Participant requesting qualification or offering for sale to the public of Participant Shares or Warrants, on the date that such Participant Shares or Warrants are delivered to the underwriters for sale pursuant to such qualification or offering, (i) an opinion, dated such date, of the independent counsel representing the Company for the purposes of such qualification or offering, addressed to the underwriters, covering such legal matters in respect of which such opinion is being given as such Participants may reasonably request; and (ii) a letter dated such date, from the independent chartered accountants of the Company, addressed to the underwriters, stating that they are independent chartered accountants and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the Prospectus or other offering document, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act. Such letter from the independent chartered accountants shall additionally cover such other financial matters (including information as to the period ending not more than five Business Days prior to the date of such letter) with respect to the qualification in respect of which such letter is being given as such Participants may reasonably request; and

      (f) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Participant Shares or Warrants.

      It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in respect of the Participant Shares or Warrants which are to be

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qualified or offered at the request of any Participant that such Participant shall furnish to the Company such information regarding the Participant Shares or Warrants held by such Participant as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

SECTION 5 -- EXPENSES

5.1 All expenses incurred in complying with this Agreement, including, without limitation, all filing fees, printing expenses, fees and disbursements of counsel for the Company, the reasonable fees and expenses of one counsel for the selling Participants (selected by the Participants owning a majority of the Participant Shares being qualified), expenses of any special audits incident to or required by any such qualification and expenses of complying with the securities laws of any jurisdictions pursuant to Section 4.1(d), shall be paid by the Company, except to the extent that any expenses are required by applicable law to be paid by the Participants, and to the extent that the Company shall not be liable for any fees, discounts or commissions to any underwriter or any fees or disbursements of counsel for any underwriter in respect of the Participant Shares or Warrants sold by such Participant.

SECTION 6 -- INDEMNIFICATION AND CONTRIBUTION

6.1 In the event of any qualification of any of the Participant Shares or Warrants under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Participant, such Participant's directors and officers, if any, and each other Person (including each underwriter) who participated in the offering of such Participant Shares or Warrants and each other Person, if any, who controls such Participant or such other participating Person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Participant or any such director or officer or participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained in any Prospectus or other offering document, or any amendment thereto, under which such Participant Shares or Warrants were qualified, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Participant or such director, officer or participating Person for any legal or any other expenses reasonably incurred by such Participant or such director, officer or participating Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Prospectus or other offering memorandum or amendment thereto in reliance upon and in conformity with written information furnished to the Company by such Participant specifically for use therein or (in the case of any qualification pursuant to Section 2) so furnished for such purposes by any underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Participant or such
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director, officer or participating Person or controlling Person, and shall survive the transfer of such Participant Shares or Warrants by such Participant.

6.2 Each Participant shall indemnify and hold harmless the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to the Company by such Participant contained in any Prospectus or other offering document under which Participant Shares or Warrants were qualified under the Securities Act at the request of such Participant, or any amendment thereto and which information constituted an untrue statement of a material fact or omitted to state a material fact required to be stated therein necessary to make the statements therein not misleading; provided, however, the aggregate amount which may be recovered by the Company, its directors and officers and each other Person who controls the Company within the meaning of the Securities Act pursuant to the indemnification provided for in this Section 6 shall be limited to the total price at which the Participant Shares or Warrants sold by such Participant were offered to the public.

6.3 If the indemnification provided for in this Agreement from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.3 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
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SECTION 7 -- LISTING ON SECURITIES EXCHANGE

7.1 The Company will, where necessitated by an offering pursuant to Section 3, give the proper notice to, and make application to, any securities exchange on which the Common Shares are listed for the necessary additional listing of all Common Shares issued thereby.

SECTION 8 -- CERTAIN LIMITATIONS ON QUALIFICATION RIGHTS

8.1 Notwithstanding the other provisions of this Agreement the Company shall not be obligated to qualify for sale to the public by way of a Public Offering the Participant Shares or Warrants of any Participant if in the opinion of counsel to the Company reasonably satisfactory to such Participant and its counsel (or, if the Participant has engaged an investment banking firm, to such investment banking firm and its counsel), the sale or other disposition of such Participant's Participant Shares or Warrants, in the manner proposed by such Participant (or by such investment banking firm), may be effected without qualifying such Participant Shares or Warrants under the Securities Act.

8.2 The rights of a Participant under sections 2.1 and 2.2 may only be exercised three times provided, however, that if the Common Shares become listed and posted for trading on The Toronto Stock Exchange or the Montreal Exchange, such rights may only be exercised two times.

SECTION 9  -- SELECTION OF MANAGING UNDERWRITERS

9.1 The managing underwriter or underwriters for any offering of Participant Shares or Warrants to be qualified pursuant to Section 2 shall be selected by the holders of a majority of the Participant Shares or Warrants initiating such Required Qualification and shall be reasonably acceptable to the Company. The Company shall select the managing underwriter or underwriters for any offering of securities in which Participant Shares or Warrants are included pursuant to
Section 3.2 hereof.

SECTION 10 -- SUPPLYING INFORMATION

10.1 The Company shall cooperate with each Participant in supplying such information as may be reasonably necessary for such Participant to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of Participant Shares or Warrants; provided, however, that the Company shall not be required by the terms hereof to become a Reporting Issuer in any province in which it is not a Reporting Issuer at the time of the sale.

SECTION 11 -- CLOSING CERTIFICATE

11.1 The obligations of the parties under this Agreement are subject to the due execution
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and completion of a closing certificate by, or on behalf of, INTER ALIA, the parties to this Agreement.

SECTION 12 -- ASSIGNMENT

12.1 This Agreement and the rights acquired hereunder may be assigned by the Participants without the prior written consent of the Company to any person who acquires Participant Shares or Warrants except that the rights contained in
Section 3 are not assignable.

SECTION 13 -- MISCELLANEOUS

13.1 AMENDMENT. The provisions of this Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by a written instrument signed by the Company and Participants holding at least a majority of the Participant Shares or Warrants and any such written instrument shall be binding on all parties hereto when so signed even if the other parties hereto have not executed or consented to the same, and shall also bind all Permitted Transferees.

13.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and enure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

13.3 NO THIRD PARTY BENEFICIARIES. This Agreement is not intended to be for the benefit of and shall not be enforceable by any Person not a party hereto, including, without limitation, any shareholders of the Company not parties hereto.

13.4 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

13.5 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Agreement.

13.6 DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

13.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia.

13.8 NOTICES. All notices, elections, and other communications given or delivered under or
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by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given only when delivered (personally or by facsimile transmission) or mailed (by certified mail return receipt requested, first class postage prepaid) to the parties at the address or facsimile number indicated opposite the name of such party on the signature pages hereof. All such notices, elections and other communications that are addressed as provided in this
Section 13.8 shall (i) if delivered personally, be deemed given upon delivery
(ii) if delivered by facsimile transmission, be deemed given when sent and confirmation of receipt is received, and (iii) if delivered by mail in the manner described above, be deemed given upon the receipt thereof. Any party from time to time may change its address or facsimile number for the purpose of notices to that party by giving notice to the other parties hereto specifying a new address.

13.9 FURTHER ASSURANCES. Each party hereto shall do and perform or cause to be done and performed all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

The parties have executed this Agreement.

Address for Notices:

______________________________     SEVEN SEAS PETROLEUM INC.

______________________________

______________________________     By: _________________________
                                   Name:
Facsimile No.: _______________     Title:
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Address for Notices:           SIGNED, SEALED AND DELIVERED
MR. ROBERT A. HEFNER III       BY Robert A. Hefner, III for
The GHK Company                and on behalf of:
6305 Waterford Boulevard       JOSE FRANCISCO AMBROSI FILARDI
Suite 470                      FRANCISCO JAVIER MUNOZ CALLE
Oklahoma City, Oklahoma        RUDOLF KLING
73118                          FAR RIVER CORPORATION
Facsimile No.: (970) 925-2061  VICTORIA OWEN DE PANERO
                               SOUTHAMERICAN HOLDING, CORP.
                               ENCHANTED INTERNATIONAL INC.
                               NAKURU HOLDINGS, INC.
                               FERNANDO LOBO-GUERRERO OSORIO

                               MORAGA, S.A.
                               SHARMOR, INC.
                               MAURICIO TORO

                               in the presence of:

                               _______________________ _________________________
                               Witness:                BY ROBERT A. HEFNER, III,
                                                       as attorney

Address for Notices:
MR. ROBERT A. HEFNER III
The GHK Company                _______________________ _________________________
6305 Waterford Boulevard       Witness:                BY ROBERT A. HEFNER, III,
Suite 470
Oklahoma City, Oklahoma
73118
Facsimile No.: (970) 925-2061

Address for Notices:                                   THE GHK CORPORATION
MR. ROBERT A. HEFNER III
The GHK Company                                        _________________________
6305 Waterford Boulevard                               By:
Suite 470                                              Name:
Oklahoma City, Oklahoma                                Title:
73118
Facsimile No.: (970) 925-2061
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Address for Notices:            SIGNED, SEALED AND DELIVERD
MR. ROBERT A. HEFNER III        by Robert A. Hefner, III for
The GHK Company                 and on behalf of:
6305 Waterford Boulevard        BREENE M. KERR
Suite 470                       PETROLEUM PROPERTIES
Oklahoma City, Oklahoma               MANAGEMENT COMPANY
73118                           GWEN D. SHARP
Facsimile No.: (970) 925-2061   MARK THOMSON BT.
Address for Notices:            CHARLES B. ISRAEL
                                JUSTIN B. ISRAEL
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------------------------------- Witness                BY ROBERT A. HEFNER, III.
                                                       as attorney
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                                Witness:               BRIAN EGOLF
Facsimile No.: ________________